SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report - February 17, 2004

HARLEYSVILLE NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

___________________

Pennsylvania	23-2210237
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

483 Main Street
Harleysville, Pennsylvania
(Address of principal executive office and zip code)

(215) 256-8851
(Registrant’s telephone number, including area code)

___________________

Item 5 Other Events .

Item 5 (c) Exhibits:
Exhibit 99 - Press Release of Registrant, dated February 17, 2004 of Harleysville National Corporation
   (furnished pursuant to Item 5 hereof).

Item 9 Regulation FD Disclosure .

(Information is being provided under Item 12 as well as under Item 9, in accordance with SEC Release No.  33-8216.)

On February 17, 2004, Harleysville National Corporation issued a press release announcing new executive management appointments.  This press release is furnished in this report, pursuant to Item 5 hereof, as Exhibit 99.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEYSVILLE NATIONAL CORPORATION

/s/ Walter E. Daller, Jr.
Walter E. Daller, Jr., Chairman, President and Chief Executive Officer
(Principal executive officer)

Dated: February 17, 2004

EXHIBIT INDEX

Page
Exhibit 99 Press Release dated February 17, 2004, of Harleysville National Corporation	4
(furnished pursuant to Item 5 hereof).